MERRILL LYNCH
PACIFIC FUND, INC.






FUND LOGO






Annual Report

December 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.



DEAR SHAREHOLDER


Fiscal Year in Review
Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares' total returns were +6.09%, +5.00%, +5.00% and +5.84%, respectively, for the fiscal year ended December 31, 1996. For the fiscal year, the Fund outperformed the unmanaged Benchmark Index, which had a -5.07% total return for the 12 months ended December 31, 1996. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--7 of this report to shareholders.)

Three key factors led to the Fund's strong outperformance relative to the Benchmark Index. First, the Fund was underweighted in Japan relative to the Index. As of December 31, 1996, the Fund had a 59% exposure in Japan, compared to a Benchmark Index weighting of 68%. Second, our stock selection enhanced performance, with many of our larger holdings appreciating more (or declining less) than their respective stock markets. Third, hedging the portfolio's yen exposure had a positive effect on the Fund's performance as the yen weakened relative to the US dollar over the course of the fiscal year.

Strategy Focus
Although the Fund's performance for the fiscal year was very strong in relative terms, its total returns were not particularly attractive on an absolute basis. This is because of the continued poor performance of the Japanese stock market, which has not made substantial progress for years. The Nikkei Dow Jones average first exceeded the 19,000 level in 1986. Now, ten years later, the Japanese stock market is lower than 19,000, after having surged to 39,000 and subsequently collapsing to 14,000 in the interim.

Along with a volatile equity investment environment that has provided lackluster returns, the Japanese currency has also performed erratically. In 1984, it took 250--260 yen to purchase one US dollar. In September 1985, the Plaza Accord was announced, in which five nations agreed to a strategy of officially weakening the US dollar to help restore the United States' competitive position in world trade markets. By October 1987, when the US stock market collapsed, the yen had appreciated to the point at which approximately 150 yen equaled one US dollar. Following the collapse of the US and other stock markets, the yen appreciated further to 120 yen/$1 US. Since the end of 1987, the yen has fluctuated from a level as weak as 160 yen/$1 US to as strong as 80 yen/$1 US, and now is approximately 120 yen/$1 US.

As a result, in US dollar terms, the Japanese stock market is now lower than it was at the end of 1987. Given these poor results, some shareholders may question why we have not underweighted Japan to a greater degree and overweighted other Pacific Basin markets. In response, we remind our shareholders that our investment approach does not involve a "top down" investment strategy. We do not believe that we can accurately forecast on a yearly basis how stock markets overall will perform. However, we do carefully underweight or overweight stock markets based upon a "bottom up" analysis of where we find the greatest number of undervalued investment opportunities.

Since the end of 1987 through December 31, 1996, the Fund's Class A Shares had a cumulative total return of +138.97%, while the Japanese market declined. The Fund's outperformance is partially a function of our deviating from Benchmark Index weightings, but we do not underweight or overweight markets in an attempt to time their movements. We gradually adjust our country weights as a direct result of where we happen to find individual companies in which we wish to invest.

One example illustrates the difficulty in effectively timing market movements. During the last quarter of 1993, the Thai stock market rose 75%. While it would have been greatly advantageous to have participated in that rally, we were unable to foresee this appreciation and establish a meaningful overweight in Thailand. However, though we did not materially benefit from that 75% gain, we also did not lose any appreciable amount of assets in the Thai stock market when it declined 36% in 1996. We do not believe that we can successfully predict such market movements. Accordingly, we invest the Fund's assets based on our assessment of the availability of attractively valued individual stocks, and only deviate materially from market weights on those very rare occasions when we see huge risks or huge opportunities.

Since the Japanese stock market makes up 68% of the Benchmark Index (which underweights Japan), a more significant underweighting in Japan would represent a greater degree of stock market risk than we are typically comfortable in assuming. While we are willing to assume a greater degree of stock-specific risk given our bottom-up investment approach (the ten largest positions in the Fund now make up over 48.4% of the net assets of the portfolio), we do not believe that we can successfully time our entry into or exit out of stock markets in an effort to realize more attractive absolute returns.

Moreover, since the Japanese stock market provided such abysmal absolute investment returns and even more abysmal returns relative to most other Pacific Basin stock markets over the last ten years, it seems to us that substantially underweighting Japan is too reactive an approach. The Japanese stock market at approximately 18,000 is at a level it first hit in 1986, and almost 30% below the highest level it attained in 1987. In fact, the Nikkei closed 1987 at about 21,000, and the yen stood at about 120/US dollar. At 1996 year-end, nine years later, the Nikkei was 10% lower, and the yen had a value of about 117/US dollar.


Investment Outlook
Despite our admitted stock-specific focus, we must review the investment environment for the stock markets in which we invest, since the most note-worthy developments for the portfolio are occurring at this level. The Southeast Asian stock markets still offer the greatest long-term appreciation potential in the region, in our view, but are also likely to be the most volatile. However, in any one year--for example 1997--the Japanese stock market could sharply appreciate in the face of Southeast Asia experiencing a meaningful correction. Since the Japanese market has had such poor performance, and since it is so reasonably priced on some valuation measures (for example, price/book), we are unwilling to materially decrease our exposure to Japan at this time.

Expectations are so low for the Japanese stock market that Japanese and non-Japanese investors alike are demonstrating virtually no interest in purchasing shares of Japanese companies, and liquidity has declined to new lows. For example, the Japanese stock market currently has a trading volume of approximately $2--$3 billion each day. In contrast, daily trading volume for International Business Machines Corporation and Intel Corp. in the United States alone add up to $2 billion. Japanese stock market liquidity would be even lower if we extracted trading solely related to index arbitrage.

The Japanese companies in the Fund's portfolio continue to have viable businesses, generate profits and own real assets. We also believe that our Japanese investments will continue to accrete value, and that as investor interest in Japan is eventually renewed, other investors will recognize the value that we perceive in our Japanese holdings.

We continue to hedge the Fund's yen exposure, as was the case throughout 1996. However, now we are hedging only with yen put options and are no longer selling yen forward. In this way, should the yen appreciate relative to the US dollar, the portfolio would participate in the appreciation to a large degree (losing only the value of the options); yet, on the other hand, we have protected the portfolio in the event of continued yen weakness.


In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager



January 31, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                        Market Performance            Market Capitalization
                                                                 In Local Currency/In US Dollars         (as of 9/30/96)
                                                                      3 Month         12 Month    In US Dollars    % of Total
                                                                     % Change         % Change      (Billions)      (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*       -2.25%(2)          +6.09%(2)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*       -2.49(3)           +5.00(3)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*       -2.53(4)           +5.00(4)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*       -2.32(5)           +5.84(5)
Market-Weighted Index**                                              -8.34(6)           -9.68(7)
Benchmark Index***                                                   -6.61              -5.07
  Japan                                                           -9.62/-13.02       -6.77/-16.92      $3,469         76.9%
  Australia                                                       +5.86/+6.29       +10.06/+17.55         275          6.1
  Hong Kong                                                      +13.01/+13.00      +33.53/+33.50         332          7.3
  Malaysia                                                        +8.78/+7.95       +24.10/+24.76         258          5.7
  Singapore                                                       +1.55/+2.18        -1.05/+0.03          144          3.2
  Thailand                                                       -24.33/-25.04      -35.07/-36.26          35          0.8

(1)Percent change includes reinvestment of $0.505 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.403 per share ordinary income dividends and $0.505 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.167 per share ordinary income dividends and $0.505 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.194 per share ordinary income dividends and $0.505 per share capital gains distributions.
(5)Percent change includes reinvestment of $1.337 per share ordinary income dividends and $0.505 per share capital gains distributions.
(6)9/30/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(7)12/31/95 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Morgan
Stanley Capital International Pacific Region Index. Beginning and ending values are:

                                           12/86            12/96

ML Pacific Fund, Inc.++--
Class A Shares*                          $ 9,475          $25,079

Morgan Stanley Capital
International Pacific Region Index++++   $10,000          $16,875

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Morgan
Stanley Capital International Pacific Region Index. Beginning and ending values are:

                                         10/21/88**         12/96

ML Pacific Fund, Inc.++--
Class B Shares*                          $10,000          $18,591

Morgan Stanley Capital
International Pacific Region Index++++   $10,000          $ 9,719


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Pacific Region Index.
Beginning and ending values are:

                                        10/21/94**          12/96

ML Pacific Fund, Inc.++--
Class C Shares*                          $10,000          $10,788

ML Pacific Fund, Inc.++--
Class D Shares*                          $ 9,475          $10,400

Morgan Stanley Capital
International Pacific Region Index++++   $10,000          $ 8,971


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.

    Past performance is not predictive of future performance.

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       + 6.09%         +0.52%
Five Years Ended 12/31/96                 + 7.69          +6.54
Ten Years Ended 12/31/96                  +10.22          +9.63

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                        +5.00%         +1.12%
Five Years Ended 12/31/96                  +6.59          +6.59
Inception (10/21/88) through 12/31/96      +7.86          +7.86

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                        +5.00%         +4.03%
Inception (10/21/94)
through 12/31/96                           +3.52          +3.52

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +5.84%         +0.29%
Inception (10/21/94)
through 12/31/96                           +4.34          +1.81

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Performance Summary--Class A Shares
                                     Net Asset Value           Capital Gains
Period Covered                   Beginning        Ending        Distributed      Dividends Paid*    % Change**
9/23/76--12/31/76                  $ 9.30         $ 9.81             --                --             + 5.48%
1977                                 9.81           9.20             --              $0.050           - 5.73
1978                                 9.20          14.48          $ 0.070             0.020           +58.87
1979                                14.48           8.96            3.340             0.120           -23.40
1980                                 8.96          12.11             --               0.220           +38.49
1981                                12.11          12.78            1.460             0.230           +22.22
1982                                12.78          12.07            0.420             0.320           + 0.46
1983                                12.07          16.04            0.180             0.290           +38.54
1984                                16.04          15.43            0.950             0.090           + 2.92
1985                                15.43          19.59            1.380             0.160           +40.96
1986                                19.59          34.32            0.190             0.110           +77.78
1987                                34.32          16.15           22.154             0.183           +10.77
1988                                16.15          19.11            2.064             0.196           +34.38
1989                                19.11          20.65            1.042             0.061           +14.49
1990                                20.65          16.52            1.668             0.766           - 8.39
1991                                16.52          18.34            0.521             0.433           +17.04
1992                                18.34          15.80            0.221             0.741           - 8.76
1993                                15.80          21.21             --               0.027           +34.41
1994                                21.21          21.12            0.469             0.219           + 2.90
1995                                21.12          22.16            0.382             0.298           + 8.20
1996                                22.16          21.58            0.505             1.403           + 6.09
                                                                  -------            ------
                                                            Total $37.016      Total $5.937

                                                           Cumulative total return as of 12/31/96: +1,846.23%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (continued)


Performance Summary--Class B Shares
                                     Net Asset Value           Capital Gains
Period Covered                   Beginning        Ending        Distributed      Dividends Paid*    % Change**
10/21/88--12/31/88                 $17.93         $19.09           $1.034            $0.171           +13.37%
1989                                19.09          20.49            1.042              --             +13.39
1990                                20.49          16.30            1.668             0.653           - 9.29
1991                                16.30          18.01            0.521             0.322           +15.87
1992                                18.01          15.34            0.221             0.726           - 9.72
1993                                15.34          20.41             --                --             +33.05
1994                                20.41          20.27            0.469             0.041           + 1.87
1995                                20.27          21.22            0.382             0.099           + 7.10
1996                                21.22          20.59            0.505             1.167           + 5.00
                                                                   ------            ------
                                                             Total $5.842      Total $3.179

                                                              Cumulative total return as of 12/31/96: +85.91%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                     Net Asset Value           Capital Gains
Period Covered                   Beginning        Ending        Distributed      Dividends Paid*    % Change**
10/21/94--12/31/94                 $21.67         $20.12           $0.469            $0.191            -4.04%
1995                                20.12          20.97            0.382             0.179            +7.07
1996                                20.97          20.30            0.505             1.194            +5.00
                                                                   ------            ------
                                                             Total $1.356      Total $1.564

                                                               Cumulative total return as of 12/31/96: +7.88%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value           Capital Gains
Period Covered                   Beginning        Ending        Distributed      Dividends Paid*    % Change**
10/21/94--12/31/94                 $22.70         $21.11           $0.469            $0.213            -3.93%
1995                                21.11          22.14            0.382             0.255            +7.95
1996                                22.14          21.57            0.505             1.337            +5.84
                                                                   ------            ------
                                                             Total $1.356      Total $1.805

                                                               Cumulative total return as of 12/31/96: +9.77%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 12, 1976 to
$18,440.53 on December 31, 1996.




PORTFOLIO INFORMATION


For the Quarter Ended December 31, 1996

                                           Percent of
Ten Largest Equity Holdings                Net Assets

Canon, Inc.                                    6.6%
HSBC Holdings PLC                              6.4
Murata Manufacturing Co., Ltd.                 5.8
Lend Lease Corp.                               5.6
Mitsubishi Heavy Industries, Ltd.              5.1
Bridgestone Corporation                        4.2
Cheung Kong (Holdings) Ltd.                    4.2
Sankyo Co., Ltd.                               3.7
Rohm Co., Ltd.                                 3.6
Hutchinson Whampoa Ltd.                        3.2


                                           Percent of
Ten Largest Industries                     Net Assets

Property & Casualty Insurance                 11.2%
Electric Equipment                            10.9
Property                                       9.8
Banking                                        8.9
Office Equipment                               6.6
Conglomerates                                  6.1
Capital Goods                                  5.1
Electric Construction                          5.0
Tires & Rubber                                 4.2
Food & Beverage                                4.1


Additions

Hana Bank (GDR)
Henderson Land Development Company Ltd.


Deletion

Pakistan Telecommunications Corp. (GDR)




SCHEDULE OF INVESTMENTS
                             Shares Held/                                                                 Value    Percent of
Industry                     Face Amount         Investments                               Cost         (Note 1a)  Net Assets
Japanese Securities

Automobile                     4,794,000     Suzuki Motor Corp.                      $   50,657,289   $   43,882,902    2.1%


Beverage                         380,000     Chukyo Coca-Cola Bottling Co., Ltd.          5,420,506        3,445,596    0.2
                                 424,000     Hokkaido Coca-Cola Bottling Co., Ltd.        6,399,350        5,235,924    0.2
                                 386,000     Kinki Coca-Cola Bottling Co., Ltd.           7,430,096        4,466,667    0.2
                                 476,000     Mikuni Coca-Cola Bottling Co., Ltd.          8,487,431        6,165,803    0.3
                                 470,000     Sanyo Coca-Cola Bottling Co., Ltd.           7,028,799        6,291,019    0.3
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       25,605,009    1.2


Capital Goods                 13,543,000     Mitsubishi Heavy Industries, Ltd.           99,257,428      107,595,510    5.1


Chemicals                      3,311,000     Shin-Etsu Chemical Co., Ltd.                59,267,110       60,329,965    2.9


Consumer                YEN  409,000,000     Matsushita Electric Works, Ltd.--
Electronics                                  C.E.W. #8, 2.70% due 5/31/2002
                                             (Convertible)                                4,543,868        4,104,128    0.2


Containers                     1,912,000     Toyo Seikan Kaisha, Ltd.                    57,600,127       46,066,321    2.2


Electric                       1,715,000     Chudenko Corp.                              55,422,513       49,465,458    2.4
Construction                   3,365,000     Kinden Corp.                                53,752,777       42,716,321    2.0
                               1,232,000     Taihei Dengyo Kaisha, Ltd.                  24,789,475       12,234,888    0.6
                                                                                     --------------   --------------  ------
                                                                                        133,964,765      104,416,667    5.0

Electric Equipment             3,657,000     Murata Manufacturing Co., Ltd.             125,919,983      121,584,197    5.8
                               2,557,000     NEC Corporation                             37,256,072       30,913,644    1.5
                               1,138,000     Rohm Co., Ltd.                              51,505,961       74,687,392    3.6
                                     169     Sumitomo Electric Industries, Ltd.,
                                             #1 YEN (Warrants) (a)                          185,351          212,345    0.0
                                                                                     --------------   --------------  ------
                                                                                        214,867,367      227,397,578   10.9


Iron & Steel                     475,000     Maruichi Steel Tube, Ltd.                    6,023,843        8,203,800    0.4


Office Equipment               6,250,000     Canon, Inc.                                101,729,125      138,169,257    6.6


Pharmaceuticals                2,764,000     Sankyo Co., Ltd.                            62,555,171       78,289,465    3.7


Property & Casualty            8,790,000     Dai-Tokyo Fire & Marine
Insurance                                    Insurance Co., Ltd.                         53,840,330       46,682,643    2.2
                               4,492,000     Fuji Fire & Marine Insurance
                                             Co., Ltd.                                   16,261,457       16,796,511    0.8
                               7,539,000     Koa Fire & Marine Insurance
                                             Co., Ltd.                                   45,292,612       36,588,238    1.8
                               8,191,000     Nichido Fire & Marine Insurance
                                             Co., Ltd.                                   46,307,188       46,684,456    2.2
                               7,119,000     Sumitomo Marine & Fire Insurance
                                             Co., Ltd.                                   61,618,176       44,263,212    2.1
                               4,662,000     Tokio Marine & Fire Insurance
                                             Co., Ltd.                                   46,990,608       43,882,383    2.1
                                                                                     --------------   --------------  ------
                                                                                        270,310,371      234,897,443   11.2


Retailing                      1,524,000     Ito-Yokado Co., Ltd.                        75,480,112       66,329,534    3.2
                                 364,000     Sangetsu Co., Ltd.                           8,382,717        7,606,908    0.3
                                 352,000     Senshukai Co., Ltd.                          5,696,494        3,617,271    0.2
                                                                                     --------------   --------------  ------
                                                                                         89,559,323       77,553,713    3.7


Tires & Rubber                 4,660,000     Bridgestone Corporation                     79,461,992       88,531,952    4.2


                                             Total Investments in Japan               1,264,563,961    1,245,043,710   59.4

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value    Percent of
Industry                     Face Amount         Investments                               Cost         (Note 1a)  Net Assets
Australian Securities

Food & Beverage                4,635,222     Coca-Cola Amatil, Ltd.                  $   27,179,148   $   49,513,395    2.4%


Leisure                       19,143,824     Village Roadshow Ltd. 'A' (Preferred)       39,878,042       51,997,766    2.5


Property                       6,088,350     Lend Lease Corp.                            78,133,814      117,982,969    5.6


                                             Total Investments in Australia             145,191,004      219,494,130   10.5


Hong Kong Securities


Banking                        6,270,687     HSBC Holdings PLC                           89,303,492      134,186,540    6.4


Conglomerates                  8,641,035     Hutchison Whampoa Ltd.                      48,780,672       67,874,693    3.2


Diversified                    3,876,250     Swire Pacific Ltd. 'A'                      31,942,177       36,963,206    1.8


Food & Beverage               89,268,176     C.P. Pokphand Co. Ltd. (Ordinary)           31,086,450       34,915,468    1.7


Property                       9,955,000     Cheung Kong (Holdings) Ltd.                 72,205,602       88,493,179    4.2
                               4,429,000     Henderson Land Development
                                             Company Ltd.                                44,245,009       44,667,960    2.1


Transportation                 4,412,000   ++Guangshen Railway Company Ltd.               1,681,003        1,911,068    0.1


                                             Total Investments in Hong Kong             319,244,405      409,012,114   19.5

Indian Securities


Banking                        3,257,000     Industrial Development Bank of India        11,173,586        7,926,126    0.4
                                   5,100     SCICI, Ltd.                                     15,309            3,745    0.0
                                                                                     --------------   --------------  ------
                                                                                         11,188,895        7,929,871    0.4


Broadcast/Media                  620,000   ++BITV                                         3,557,823          190,769    0.0


Diversified Mutual Fund        1,929,400     Master Plus                                  1,146,844          680,012    0.0


Financial Services                72,000     Housing Development Finance Corp. Ltd.       5,781,901        4,534,993    0.2


                                             Total Investments in India                  21,675,463       13,335,645    0.6


Indonesian Securities


Pharmaceuticals                3,268,000     P.T. Kalbe Farma                             5,525,626        3,737,230    0.2


                                             Total Investments in Indonesia               5,525,626        3,737,230    0.2


Malaysian Securities


Conglomerates                 34,564,000     Renong BHD                                  57,253,457       61,325,434    2.9


Transportation                 3,661,000     Malaysian International Shipping BHD        12,515,710       10,874,257    0.5


                                             Total Investments in Malaysia               69,769,167       72,199,691    3.4



SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value    Percent of
Industry                     Face Amount         Investments                               Cost         (Note 1a)  Net Assets
New Zealand Securities

Diversified                   45,962,584     Guiness Peat Group PLC                  $   18,582,889   $   26,668,962    1.3%


                                             Total Investments in New Zealand            18,582,889       26,668,962    1.3


Singaporean Securities


Food                           1,949,000     Cerebos Pacific Ltd.                         2,790,119       14,490,706    0.7


Transportation                   300,000     Singapore Bus Co. Ltd.--
                                             Foreign Registered                           1,060,285        1,554,904    0.1


                                             Total Investments in Singapore               3,850,404       16,045,610    0.8


South Korean Securities


Banking                          540,000     Hana Bank (GDR) (b)                          8,213,400        8,167,500    0.4


Textiles                           3,080     Taekwang Industries Co.                        716,353        1,111,359    0.0


                                             Total Investments in South Korea             8,929,753        9,278,859    0.4

Thailand Securities


Banking                  US$  18,931,000     Bangkok Bank Public Company Ltd.,
                                             3.25% due 3/03/2004 (Convertible)           21,743,755       18,457,725    0.9
                         US$  19,535,000     Siam Commercial Bank Public Co.,
                                             3.25% due 1/24/2004 (Convertible)           25,441,125       17,239,637    0.8


                                             Total Investments in Thailand               47,184,880       35,697,362    1.7


                          Nominal Value                                                    Premiums
                       Covered by Options               Issue                                Paid

Currency Put Options Purchased

                             152,000,000     Japanese Yen, expiring July 1997
                                             at YEN 113                                   2,606,800        4,795,600    0.2
                             381,922,622     Japanese Yen, expiring September 1997
                                             at YEN 112                                   5,843,416       13,672,830    0.7
                             438,100,106     Japanese Yen, expiring October 1997
                                             at YEN 114                                   6,440,072       12,266,803    0.6
                             380,000,000     Japanese Yen, expiring November 1997
                                             at YEN 115                                   5,035,000        9,576,000    0.5
                             383,052,583     Japanese Yen, expiring November 1997
                                             at YEN 114                                   5,152,057       11,089,372    0.5


                                             Total Currency Put Options Purchased        25,077,345       51,400,605    2.5


                                             Total Investments                        1,929,594,897    2,101,913,918  100.3



SCHEDULE OF INVESTMENTS (concluded)
                          Nominal Value                                                  Premiums       Value      Percent of
                       Covered by Options           Issue                                Received     (Note 1a)    Net Assets
Call Options Written

                                 696,794     HSBC Holdings, expiring January
                                             1997 at HK$174.48                       $      (81,477)   $    (113,519)  (0.0)%
                               3,876,250     Swire Pacific 'A', expiring
                                             January 1997 at HK$73.3293                    (298,886)        (180,432)  (0.0)


                                             Total Call Options Written                    (380,363)        (293,951)   0.0


Total Investments, Net of Options Written                                            $1,929,214,534    2,101,619,967  100.3
                                                                                     ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts*                                             1,127,299    0.0

Liabilities in Excess of Other Assets                                                                     (7,124,469)  (0.3)
                                                                                                      --------------  ------
Net Assets                                                                                            $2,095,622,797  100.0%
                                                                                                      ==============  ======


(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Global Depositary Receipts (GDR).
  *Forward foreign exchange contracts as of December 31, 1996 were as follows:
                                                            Unrealized
                                                           Appreciation
                                         Expiration       (Depreciation)
   Foreign Currency Purchased               Date             (Note 1b)

   YEN   7,957,445,461                   April 1997       $(6,596,125)

   Total (US$ Commitment--$76,133,940)                     (6,596,125)
                                                           ===========

   Foreign Currency Sold

   YEN   7,957,445,461                   April 1997        $ 7,723,424

   Total (US$ Commitment--$77,261,239)                       7,723,424
                                                           -----------
   Total Unrealized Appreciation--Net on
   Forward Foreign Exchange Contracts                      $ 1,127,299
                                                           ===========

 ++Non-income producing security.



See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1996
Assets:             Investments, at value (identified cost--$1,904,517,552)
                    (Note 1a)                                                                             $2,050,513,313
                    Options purchased, at value (premiums paid--$25,077,345)
                    (Notes 1a & 1b)                                                                           51,400,605
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                  1,127,299
                    Foreign cash (Note 1c)                                                                     7,984,813
                    Receivables:
                      Securities sold                                                    $    8,822,176
                      Capital shares sold                                                     3,831,931
                      Interest                                                                1,114,579
                      Dividends                                                                 883,265       14,651,951
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                         102,602
                                                                                                          --------------
                    Total assets                                                                           2,125,780,583
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$380,363)
                    (Notes 1a & 1b)                                                                              293,951
                    Payables:
                       Capital shares redeemed                                               16,215,708
                       Distributor (Note 2)                                                   1,215,063
                       Investment adviser (Note 2)                                            1,134,370       18,565,141
                                                                                         --------------
                    Accrued expenses and other liabilities                                                    11,298,694
                                                                                                          --------------
                    Total liabilities                                                                         30,157,786
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,095,622,797
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    2,977,881
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              5,914,440
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                487,237
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                633,371
                    Paid-in capital in excess of par                                                       1,914,308,850
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                    (1,695,543)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        172,996,561
                                                                                                          --------------
                    Net assets                                                                            $2,095,622,797
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $642,522,760 and 29,778,805
                             shares outstanding                                                           $        21.58
                                                                                                          ==============
                    Class B--Based on net assets of $1,217,549,379 and 59,144,398
                             shares outstanding                                                           $        20.59
                                                                                                          ==============
                    Class C--Based on net assets of $98,924,569 and 4,872,374
                             shares outstanding                                                           $        20.30
                                                                                                          ==============
                    Class D--Based on net assets of $136,626,089 and 6,333,714
                             shares outstanding                                                           $        21.57
                                                                                                          ==============



                    See Notes to Financial Statements.

Statement of Operations for the Year Ended December 31, 1996
Investment          Dividends (net of $1,581,063 foreign withholding tax)                                 $   23,685,611
Income              Interest and discount earned (net of $10,245 foreign
(Notes 1d & 1e):    withholding tax)                                                                           6,054,339
                                                                                                          --------------
                    Total income                                                                              29,739,950
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   13,358,223
                    Account maintenance and distribution fees--Class B (Note 2)              12,907,042
                    Transfer agent fees--Class B (Note 2)                                     2,328,675
                    Custodian fees                                                            1,597,190
                    Transfer agent fees--Class A (Note 2)                                     1,043,663
                    Account maintenance and distribution fees--Class C (Note 2)                 933,762
                    Account maintenance fees--Class D (Note 2)                                  391,787
                    Registration fees (Note 1f)                                                 336,777
                    Printing and shareholder reports                                            286,206
                    Transfer agent fees--Class D (Note 2)                                       239,946
                    Accounting services (Note 2)                                                211,545
                    Transfer agent fees--Class C (Note 2)                                       176,202
                    Professional fees                                                           155,438
                    Directors' fees and expenses                                                 40,398
                    Pricing fees                                                                  2,474
                    Other                                                                        49,618
                                                                                         --------------
                    Total expenses                                                                            34,058,946
                                                                                                          --------------
                    Investment loss--net                                                                      (4,318,996)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       76,777,085
(Loss) on             Foreign currency transactions--net                                    101,392,679      178,169,764
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (64,248,496)
(Notes 1b, 1c,        Foreign currency transactions--net                                     (6,512,457)     (70,760,953)
1d & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            107,408,811
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  103,089,815
                                                                                                          ==============



                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment loss--net                                                 $   (4,318,996)  $   (1,485,553)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       178,169,764       55,186,276
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (70,760,953)       69,105,817
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    103,089,815      122,806,540
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                               (34,551,177)              --
Shareholders          Class B                                                               (55,727,358)              --
(Note 1g):            Class C                                                                (4,707,430)              --
                      Class D                                                                (6,918,235)              --
                    Realized gain on investments--net:
                      Class A                                                               (19,254,820)     (14,499,563)
                      Class B                                                               (38,434,097)     (18,356,327)
                      Class C                                                                (3,161,360)        (910,272)
                      Class D                                                                (4,073,091)      (1,710,133)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --       (3,585,642)
                      Class B                                                                        --       (4,539,392)
                      Class C                                                                        --         (225,104)
                      Class D                                                                        --         (422,904)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (166,827,568)     (44,249,337)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                      365,961,817      182,530,658
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                            302,224,064      261,087,861
                    Beginning of year                                                     1,793,398,733    1,532,310,872
                                                                                         --------------   --------------
                    End of year                                                          $2,095,622,797   $1,793,398,733
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios
have been derived from information provided
in the financial statements.                                                      Class A
                                                                       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:             1996++          1995++          1994++          1993          1992
Per Share           Net asset value, beginning
Operating           of year                       $    22.16     $    21.12     $    21.21     $    15.80     $    18.34
Performance:                                      ----------     ----------     ----------     ----------     ----------
                    Investment income--net               .11            .11            .10            .07            .05
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions --net                  1.21           1.61            .50           5.37          (1.63)
                                                  ----------     ----------     ----------     ----------     ----------
                    Total from investment
                    operations                          1.32           1.72            .60           5.44          (1.58)
                                                  ----------     ----------     ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net              --             --             --             --           (.01)
                      In excess of investment
                      income--net                      (1.22)            --           (.22)          (.03)            --
                      Realized gain on
                      investments--net                  (.68)          (.55)          (.33)            --           (.95)
                      In excess of realized
                      gain on investments--net            --           (.13)          (.14)            --             --
                                                  ----------     ----------     ----------     ----------     ----------
                    Total dividends and
                    distributions                      (1.90)          (.68)          (.69)          (.03)          (.96)
                                                  ----------     ----------     ----------     ----------     ----------
                    Net asset value, end
                    of year                       $    21.58     $    22.16     $    21.12     $    21.21     $    15.80
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                    6.09%          8.20%          2.90%         34.41%         (8.76%)
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average   Expenses                            .87%           .93%           .91%           .90%           .98%
Net Assets:                                       ==========     ==========     ==========     ==========     ==========
                    Investment income--net              .47%           .53%           .47%           .47%           .40%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                $  642,523     $  607,598     $  587,107     $  472,322     $  284,674
                                                  ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover                10.65%         26.73%         23.84%         13.25%          7.62%
                                                  ==========     ==========     ==========     ==========     ==========
                    Average commission
                    rate paid++++                 $    .0104             --             --             --             --
                                                  ==========     ==========     ==========     ==========     ==========


                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios
have been derived from information provided
in the financial statements.                                                      Class B
                                                                        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:              1996            1995            1994           1993          1992
Per Share           Net asset value,
Operating           beginning of year             $    21.22     $    20.27     $    20.41     $    15.34     $    18.01
Performance:                                      ----------     ----------     ----------     ----------     ----------
                    Investment loss--net                (.13)          (.10)          (.12)          (.10)          (.12)
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   1.17           1.53            .49           5.17          (1.60)
                                                  ----------     ----------     ----------     ----------     ----------
                    Total from investment
                    operations                          1.04           1.43            .37           5.07          (1.72)
                                                  ----------     ----------     ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      In excess of investment
                      income--net                       (.99)            --           (.04)            --             --
                      Realized gain on
                      investments--net                  (.68)          (.38)          (.33)            --           (.95)
                      In excess of realized
                      gain on investments--net            --           (.10)          (.14)            --             --
                                                  ----------     ----------     ----------     ----------     ----------
                    Total dividends and
                    distributions                      (1.67)          (.48)          (.51)            --           (.95)
                                                  ----------     ----------     ----------     ----------     ----------
                    Net asset value, end
                    of year                       $    20.59     $    21.22     $    20.27     $    20.41     $    15.34
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment    Based on net asset value
Return:*            per share                          5.00%          7.10%          1.87%         33.05%         (9.72%)
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average   Expenses                           1.90%          1.96%          1.94%          1.92%          2.00%
Net Assets:                                       ==========     ==========     ==========     ==========     ==========
                    Investment loss--net               (.56%)         (.50%)         (.56%)         (.56%)         (.61%)
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                $1,217,549     $1,041,763     $  915,351     $  508,008     $  165,015
                                                  ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover                10.65%         26.73%         23.84%         13.25%          7.62%
                                                  ==========     ==========     ==========     ==========     ==========
                    Average commission rate
                    paid++++                      $    .0104             --             --             --             --
                                                  ==========     ==========     ==========     ==========     ==========



                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)


                                                      Class C++++                             Class D++++
                                                                     For the                                    For the
The following per share data and                                     Period                                     Period
ratios have been derived from information                           Oct. 21,                                    Oct. 21,
provided in the financial statements.      For the Year Ended      1994++ to          For the Year Ended       1994++ to
                                             December 31,           Dec. 31,             December 31,           Dec. 31,
Increase (Decrease) in Net Asset Value:    1996        1995           1994           1996           1995          1994
Per Share           Net asset  value,
Operating           beginning of
Performance:        period              $  20.97    $  20.12       $  21.67       $  22.14       $  21.11       $  22.70
                                        --------    --------       --------       --------       --------       --------
                    Investmentincome
                    (loss)--net             (.13)       (.12)          (.03)           .04            .07             --
                    Realized and
                    unrealized gain
                    (loss) on invest-
                    ments and foreign
                    currency trans-
                    actions--net            1.16        1.53           (.86)          1.23           1.60           (.91)
                                        --------    --------       --------       --------       --------       --------
                    Total from
                    investment
                    operations              1.03        1.41           (.89)          1.27           1.67           (.91)
                                        --------    --------       --------       --------       --------       --------
                    Less dividends
                    and distributions:
                      In excess of
                      investment income
                      --net                (1.02)         --           (.19)         (1.16)            --           (.21)
                      Realized gain on
                      investments--net      (.68)       (.45)          (.33)          (.68)          (.51)          (.33)
                      In excess of
                      realized gain on
                      investments--net        --        (.11)          (.14)            --           (.13)          (.14)
                                        --------    --------       --------       --------       --------       --------
                    Total dividends and
                    distributions          (1.70)       (.56)          (.66)         (1.84)          (.64)          (.68)
                                        --------    --------       --------       --------       --------       --------
                    Net asset value,
                    end of period       $  20.30    $  20.97       $  20.12       $  21.57       $  22.14       $  21.11
                                        ========    ========       ========       ========       ========       ========

Total Investment    Based on net asset
Return:**           value per share        5.00%       7.07%         (4.04%)+++      5.84%          7.95%         (3.93%)+++
                                        ========    ========       ========       ========       ========       ========

Ratios to Average   Expenses               1.91%       1.97%          2.17%*         1.12%          1.18%          1.42%*
Net Assets:                             ========    ========       ========       ========       ========       ========
                    Investment income
                    (loss)--net            (.58%)      (.59%)         (.79%)*         .16%           .31%           .12%*
                                        ========    ========       ========       ========       ========       ========

Supplemental        Net assets,
Data:               end of period
                    (in thousands)      $ 98,925    $ 46,092       $  7,841       $136,626       $ 97,946       $ 22,012
                                        ========    ========       ========       ========       ========       ========
                    Portfolio turnover    10.65%      26.73%         23.84%         10.65%         26.73%         23.84%
                                        ========    ========       ========       ========       ========       ========
                    Average
                    commission
                    rate paid+++++      $  .0104          --             --       $  .0104             --             --
                                        ========    ========       ========       ========       ========       ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends and interest at various rates. There is no tax imposed on capital gains arising from the sale of foreign investments.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses and foreign currency transactions.

(h) Reclassification--Generally accepted accouning principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign exchange transactions. Accordingly, current year's permanent book/tax differences of $106,223,196 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%           --

NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                    MLFD            MLPF&S

Class A                           $18,316         $  193,461
Class D                           $88,235         $1,163,101


For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $2,814,555 and $78,003 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $91,743 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended December 31, 1996 were $622,673,418 and $214,201,708, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                    Realized     Unrealized
                                      Gains          Gains
                                    (Losses)       (Losses)

Investments:
  Long-term                      $ 77,422,054   $145,995,761
  Options purchased                  (681,139)            --
  Options written                      36,170         86,412
                                 ------------   ------------
Total investments                  76,777,085    146,082,173
                                 ------------   ------------
Currency transactions:
  Options purchased                50,966,544     26,323,260
  Foreign currency
  transactions                     54,958,688       (536,171)
  Forward foreign exchange
  contracts                        (4,532,553)     1,127,299
                                 ------------   ------------
Total currency transactions       101,392,679     26,914,388
                                 ------------   ------------
Total                            $178,169,764   $172,996,561
                                 ============   ============



As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $146,063,403, of which $285,883,577 related to appreciated securities and $139,820,174 related to depreciated securities. At December 31, 1996, the aggregate cost of investments, net of options written, for Federal income tax purposes was $1,904,155,959.

Transactions in call options written for the year ended December 31, 1996, were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received
Outstanding call options
written, beginning of year       $  2,557,932   $    314,458
Options written                    83,207,253      3,372,758
Options closed                    (25,806,305)    (1,732,269)
Options exercised                  (5,981,538)      (656,625)
Options expired                   (49,404,298)      (917,959)
                                 ------------   ------------
Outstanding call options
written, end of year             $  4,573,044   $    380,363
                                 ============   ============

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $365,961,817 and $182,530,658 for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,503,252   $243,976,070
Shares issued to share-
holders in reinvestment of
dividends & distributions           2,231,131     47,590,033
                                 ------------   ------------
Total issued                       12,734,383    291,566,103
Shares redeemed                   (10,379,092)  (241,055,211)
                                 ------------   ------------
Net increase                        2,355,291   $ 50,510,892
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         8,478,331   $178,519,975
Shares issued to share-
holders in reinvestment of
dividends                             726,709     15,820,443
                                 ------------   ------------
Total issued                        9,205,040    194,340,418
Shares redeemed                    (9,586,611)  (201,845,917)
                                 ------------   ------------
Net decrease                        (381,571)   $ (7,505,499)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        22,731,772   $504,265,222
Shares issued to share-
holders in reinvestment of
dividends & distributions           3,942,177     80,262,723
                                 ------------   ------------
Total issued                       26,673,949    584,527,945
Shares redeemed                   (16,434,419)  (365,153,210)
Automatic conversion of
shares                               (198,470)    (4,412,958)
                                 ------------   ------------
Net increase                       10,041,060   $214,961,777
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        19,257,866   $389,172,718
Shares issued to share-
holders in reinvestment of
dividends                             953,264     19,875,556
                                 ------------   ------------
Total issued                       20,211,130    409,048,274
Shares redeemed                   (15,730,552)  (315,601,539)
Automatic conversion of
shares                               (543,764)   (10,926,453)
                                 ------------   ------------
Net increase                        3,936,814   $ 82,520,282
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         4,757,784   $104,489,958
Shares issued to share-
holders in reinvestment of
dividends & distributions             332,904      6,684,703
                                 ------------   ------------
Total issued                        5,090,688    111,174,661
Shares redeemed                    (2,416,196)   (53,314,914)
                                 ------------   ------------
Net increase                        2,674,492   $ 57,859,747
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,790,493   $ 56,351,329
Shares issued to shareholders
in reinvestment of dividends           49,346      1,017,019
                                 ------------   ------------
Total issued                        2,839,839     57,368,348
Shares redeemed                    (1,031,723)   (20,975,963)
                                 ------------   ------------
Net increase                        1,808,116   $ 36,392,385
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,226,462   $234,370,104
Shares issued to share-
holders in reinvestment of
dividends & distributions             454,781      9,695,929
Automatic conversion of shares        190,840      4,412,958
                                 ------------   ------------
Total issued                       10,872,083    248,478,991
Shares redeemed                    (8,962,823)  (205,849,590)
                                 ------------   ------------
Net increase                        1,909,260   $ 42,629,401
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         7,041,007   $150,994,718
Shares issued to shareholders
in reinvestment of dividends           87,778      1,909,163
Automatic conversion of shares        520,220     10,926,453
                                 ------------   ------------
Total issued                        7,649,005    163,830,334
Shares redeemed                    (4,267,099)   (92,706,844)
                                 ------------   ------------
Net increase                        3,381,906   $ 71,123,490
                                 ============   ============

5. Commitments:
At December 31, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with approximate values of $14,305,000.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 7, 1997
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Pacific Fund, Inc. during its taxable year ended December 31, 1996:
                                                                 Foreign
                                                              Source Income
                            Qualifying      Non-Qualifying  (excluding Foreign                  Foreign Taxes
Record           Payable     Domestic          Domestic       Taxes Paid or         Total          Paid or        Long-Term
Date              Date   Ordinary Income   Ordinary Income      Withheld)      Ordinary Income     Withheld     Capital Gains
Class A Shares

12/16/96        12/24/96      $.000170       $1.136639           $.265806         $1.402615        $.016721         $.504910

Class B Shares

12/16/96        12/24/96      $.000142       $ .946086           $.221244         $1.167472        $.016721         $.504910

Class C Shares

12/16/96        12/24/96      $.000145       $ .967719           $.226303         $1.194167        $.016721         $.504910

Class D Shares

12/16/96        12/24/96      $.000162       $1.083592           $.253401         $1.337155        $.016721         $.504910



The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income, or as a credit for taxes paid to foreign governments.
You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863